 10.45 Agreement with Gaastra International Sportswear, B.V., dated June 1, 2000

                     GAASTRA INTERNATIONAL SPORTSWEAR B.V.
                                      and
                                XDOGS.COM, INC.
                             DISTRIBUTION AGREEMENT

TABLE OF CONTENTS

1. Definitions and Interpretation.............................................51
2. Term ......................................................................53
3. Royalties .................................................................53
4. Targets ...................................................................53
5. Purchase and Sale of Products..............................................54
6. Marketing of the Products .................................................55
7. Indemnity and Insurance ...................................................56
8. Books and Records .........................................................57
9. Report and Remittance Forms ...............................................57
10. Packaging and Advertising of Products ....................................58
11. Quality Control ..........................................................59
12. Confidential Information .................................................59
13. Sufficient Use of Trade Marks ............................................59
14. Benefit of Use of Trade Marks ............................................59
15. Rights not to be challenged ..............................................60
16. Infringements ............................................................60
17. Sales Outside the Territory ..............................................61
18. Sales by the Company in the Territory ....................................61
19. Sale of Competitive Products .............................................61
20. Termination  .............................................................61
21. Rights and Obligations on Termination ....................................63
22. Representations and Warranties ...........................................64
23. Agency Relationship) .....................................................65

24. Notices ................................................................65
25. Assignment .............................................................65
26. Legal and Ethical Requirements .........................................66
27. Local Law Compliance ...................................................66
28. Governing Law ..........................................................67
29. Arbitration ............................................................67
30. Force Majeure ..........................................................67
31. Whole Agreement ........................................................68
32. Agreement Severable ....................................................68
33. Agreement to Co-operate ................................................68
34. Waiver and Variation ...................................................68
35. Execution in Counterpart ...............................................69
36. Signature Page  ........................................................69
Schedule 1 .................................................................
Schedule 2 .................................................................
Schedule 3 .................................................................
Exhibit 1-Products .........................................................70
Exhibit 2-Territory ........................................................71
Exhibit 3-Trademarks .......................................................72
Exhibit 4-Projections ......................................................

                             DISTRIBUTION AGREEMENT


This Agreement is made and entered into as of the 1st day of June, 2000 by and between Gaastra International Sportswear B. V., with principal offices at Plesmanstraat 1, NL-3833 LA Leusden, The Netherlands, (the "Company"), and XDOGS.COM, Inc., a Nevada corporation, with principal offices at 527 Marquette Avenue South, Suite 2100, Minneapolis, Minnesota 55402 (the "Distributor").

WHEREAS, the Company is producing and selling clothing and equipment under the Gaastra trademark;

WHEREAS, for the purposes of its marketing activities, the Company distinguishes its different lines of products in three (3) groups:

o    Professional - axiom

o    sportswear

o    childrens/junior

WHEREAS, the Company wishes to enter into a commercial relationship with the Distributor for the importation and commercialization of its products in the United States of America.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and mutual promises set forth in this Agreement, the parties agree as follows:

1. DEFINITIONS

A. "ADVERTISING PERCENTAGE" means ten percent (10%).

B. "ANNIVERSARY DATE" means June 1, 2001 and each June I thereafter during the term of this Agreement.

C. "CONFIDENTIAL INFORMATION" means and includes all advice, information and knowhow including (without limitation) any designs, processes, developments, improvements, inventions, concepts, graphics and styling relating to the Products and trade secrets relating to the Products or the business of the Company or any associated company, whether tangible or intangible, provided by the Company to the Distributor.

D. "CONTRACT YEAR" means the period commencing with the Effective Date and ending on December 31, 2000 for the first Contract Year, and each successive twelve (12) month period commencing on an Anniversary Date.

E. "EFFECTIVE DATE" means June 1, 2000

F. "FISCAL YEAR" means the twelve month period commencing with April I and ending on the following March 31.

G. "FOB PURCHASES" means the purchase price of Products invoiced to the Distributor by the Company or its nominated suppliers calculated on an FOB basis.

H. "INTELLECTUAL PROPERTY RIGHTS" means the Trade Marks and any patents, copyright, registered or unregistered designs or any applications or rights to apply for any of the foregoing which are owned or used by the Company.


I. "NET SALES" means gross sales of Products after deduction of

1. any value added or other similar tax charged upon and included in the invoice price to the purchaser;
ii. quantity discounts to the extent customarily granted by the Distributor;
iii. customer returns actually credited during the applicable period; and
iv. bad debts.

J. "PERCENTAGE ROYALTY" means the following percentage, dependent on the period in which such purchases are made.

Percentage Royalty
June 1, 2000 to December 31, 2002
10
January 1, 2002 to December 31, 2003
12
January 1, 2003 to December 31, 2004
14
January 1, 2004 to December 31, 2005
16

K. "PRODUCTS" means (a) all Company apparel including without limitation the group of Products designated in Exhibit I hereto, (b) all accessories detailed in all of the Company's 2000 catalogues, and (c) all changes, modifications or enhancement of the Products.

i. The list of Products which are included, without limitation, in the definition of Products on the Effective Date is found in Exhibit 1. This list may be changed at any time by the Company, to provide for changes, modifications and enhancement of the Products. The Distributor shall be informed within a reasonable time of any changes made to this list.

ii. The Distributor undertakes to implement said changes to the Product list. If the Distributor fails to include such additional Products in its Products list the Company may terminate this Agreement following formal notice which the Distributor does not take step to cure within four (4) weeks after sending of such notice.

L. "QUARTER" means each of the three (3) month periods ending on March 31, June 30, September 30 and December 31 in each Contract Year.

M. "Target" means the obligations of the Distributor under Section 4.

N. "TERRITORY" means the country or countries listed in Exhibit 2.

O. "TRADEMARKS" means the Company commercial marks, business names, emblems, drawings and logos listed in Exhibit 3 which appear on the Products.

P. INTERPRETATION. In this Agreement, unless the context otherwise requires:

i. headings and underlinings are for convenience only and do not affect the interpretation of this Agreement;

ii. words importing the singular include the plural and vice versa;

iii. an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any governmental agency or authority;

iv. a reference to any thing includes a part of that thing; and

v. references to clauses, parties and schedules are references to clauses, parties and schedules to this Agreement.

Q. COMMENCEMENT. This Agreement shall commence and be deemed effective as of the Effective Date notwithstanding that it may be executed after that date.

R. GRANT. Subject to the terms of this Agreement, the Company grants to the Distributor the exclusive right to:

i. import the Products into the Territory; and

ii. use the Trade Marks in relation to the Products in the Territory.

The rights granted under paragraph R shall not include sales over the internet outside the Territory.

2. Term. This Agreement shall commence on the Effective Date and continue until December 31,2005

3. Royalties.

A. The Distributor shall pay to the Company a royalty equal to the product of the Percentage Royalty and the amount of Net Sales forty-five (45) days after the end of each calendar quarter.

B. The Distributor shall make payment of the royalties referred to in paragraph A in Euros or US Dollars as directed by the Company, by wire transfer to the Company at such place as may be nominated from time to time by the Company.

C. The Distributor will provide each Quarter a statement as to the calculation of the royalty certified as correct by a senior executive of the Distributor approved by the Company.

D. The Distributor will also provide to the Company by March 31 in each Contract Year a calculation of the royalty paid for the previous Contract Year confirmed as correct by its auditors and the Distributor will also provide to the Company each Quarter such other reports, statements, accounts and records as are referred to in Section 9.

4. Targets.

A. The Distributor undertakes that the Net Sales of Products by the Distributor shall not be less than the Net Sales of Products shown on Exhibit 4 attached hereto.

B. The Distributor undertakes that the FOB Purchases by the Distributor in the following periods shall be not less than:

PERIOD (FISCAL YEAR)
FOB PURCHASES (US DOLLARS 0001S)

2001
$   50,000

2002
  450,000
2003
1,000,000
2004
2,250,000
2005
4,000,000

C. The Company will be entitled to terminate this Agreement by notice in writing to the Distributor in the event that the Distributor fails to achieve:

i. the aggregate Net Sales Target for any calendar year; or

ii. the FOB Purchase Target for any calendar year.

5. PURCHASE AND SALE OF PRODUCTS.

A. The Distributor will purchase the Products ready packaged only from:

i. the Company; or

ii. from such supplier as may be authorised from time to time in writing by the Company

iii. The Distributor shall be obligated to buy at least one (1) Sales sample Set of each Product line from the Company and shall maintain such set in the Company's offices.

B. and the Distributor will not repackage any Products nor alter, amend or modify any packaging in which any Products are supplied nor remove, deface, obscure, alter or modify any Trade Marks, brand names, logos, graphics or wording applied to any of the Products on their packaging without the prior written consent of the Company.

C. The Company's selling prices for the Products are quoted in Euro's or Dutch Guilders. The selling prices to the Distributor shall be equal to the full manufacturing costs (FOB). The selling prices include the cost of packing, transport, insurance and customs duties, the charge of such costs, taxes, rights or other expenses being borne by the Distributor. Prices may only be increased to reflect actual increase of the full manufacturing costs.

D. In the case of delivery made directly by a manufacturing factory, the prices are net, but ex-manufacturing factory. The Distributor will continue to bear all the costs, taxes and other expenses related to transport.

E. The price list in effect on the Effective Date is attached as Exhibit 5 hereto. Any change made to this list by the Company shall be transmitted to the Distributor within sixty (60) days before the entry into force of the new tariffs.

F. Payment of each order shall, within 4 weeks after receipt by Distributor of the written order confirmation sent by the Company, be for payment by irrevocable/transferable Letter of Credit seventy-five (75) days from the date of shipping in Euros or US Dollars as directed by the Company. Terms and conditions will be reviewed on an annual basis.

G. Products shall be sold subject to the conditions of sale of the Company or other authorised supplier as shall be notified to the Distributor from time to time. If there is any conflict between the provisions of such conditions of sale and the provisions of this Agreement, the latter shall prevail.

H. Neither the Distributor's standard conditions of purchase nor any terms or conditions in any order forms or other documents prepared by the Distributor shall apply to the sale of the Products by the Company or other authorised supplier to the Distributor.

I. Title to the Products will pass to the Distributor at the point specified in the purchase order and the confirmation thereof or at the point specified in the conditions of sale of the Company or other authorised supplier.


J. The responsibility for all operations, costs and expenses from the point specified in the said conditions of sale or purchase order and the confirmation thereof (including transportation, insurance, custom duties) will be paid by the Distributor.

6. MARKETING OF THE PRODUCTS.

A. The Distributor shall use its best endeavors to create, meet and expand demand in the Territory for the Products.

B. At the commencement of this Agreement, and for each Contract Year thereafter the Distributor will provide to the Company a marketing plan for the distribution of the Products within the Territory which marketing plan is to be approved by the Company. The marketing plan for each Contract Year of this Agreement other than the first Contract Year is to be agreed upon three (3) months prior to each Anniversary Date. The marketing plan will specify objectives and strategies with respect to the following and any related matters which are consistent with the Distributor's obligations under paragraph A. The Company will not unreasonably withhold its approval of or agreement to any marketing plan presented by the Distributor.

i. product lines and new product plans;

ii. pricing and margin structure;

iii. distribution channels;

iv. sales and distribution targets on a product by product basis;

v. accumulation of market data including assessment of total market size and segmentation in units and value (which will be updated on a half yearly basis);

vi. overview of trading for the current year and objectives and strategies for the following year;

vii. assessment of competition;

viii. advertising and promotional expenses; and

ix. overall advertising and promotional strategy including in particular the use and cost of promotions, public relations, sponsorship, exhibitions, point of sale and other in-store merchandising.

C. In addition to its obligations under paragraph B the Distributor at the commencement of this Agreement and prior to each Contract Year thereafter shall supply a Business Plan for the remaining term of the Agreement which is to be agreed by the Company not less than three (3) months prior to the beginning of each Contract Year. The Company and the Distributor will review progress against such plan on a Quarterly basis.

D. The Distributor shall:

i. develop and agree with the Company as set out in paragraph B a legally supportable distribution policy for the Products;

ii. promote and enhance the reputation and the recognition and awareness of the Trade Marks in the Territory;

iii. develop a sales, marketing and merchandising facility for the Products in the Territory;

iv. engage such key staff as the Company shall specify, such appointments to be approved by the Company before implementation;

v. offer a complete stock and refill service to all retailers;

vi. achieve distribution throughout all agreed trading channels;

vii. establish the Company's signage where possible within agreed retail stores in the Territory.

E. The Distributor will use its best endeavors to ensure that the Products are distributed only through such specialist outdoor outlets, genuine outdoor departments in department or sports stores and footwear or sports stores as are approved in writing by the Company. In all cases, such stores should have a clientele of medium to high quality. The Distributor shall not distribute the Products in any circumstances through market stalls or stores of low quality and image. The Distributor shall ensure that wherever possible, retailers who stock the Products shall use the fittings, display units, advertisements and point of sale material provided by the Company. The Distributor shall be permitted to distribute the Products through mail order or over the internet but may not sell Products through either such channels to purchasers outside the Territory.

F. The Distributor will at its own expense participate twice a year in the Company's international meetings and four times a year in product development meetings.

G. The Company grants to the Distributor the non-exclusive right to enter into preliminary negotiations for sponsorship or promotional agreements relating to the Trade Marks directly with athletes (sailors), marine and nautical clubs, federations, committees or similar organizations within the Territory approved in writing by the Company. The Distributor shall have no power to conclude any such agreement or enter into any such agreement on the Company's behalf. Any proposed agreement shall be presented to the Company for approval and, (unless the Company and the Distributor otherwise agree), shall be entered into directly between the Company and the relevant athlete, club, federation, committee or organization. Fees or payments to be made under such agreements shall be borne as between the Company and the Distributor in such proportion as they may from time to time agree.

H. The Distributor shall have access to any and all Company artwork and promotion items for the purpose of advertising and marketing Products.

7. INDEMNITY AND INSURANCE.

A. The Distributor shall, at its expense, carry comprehensive general liability insurance and product liability insurance covering the Products marketed or sold in connection with the Trade Marks under this Agreement issued by a responsible insurer approved in advance by the Company providing coverage approved in advance by the Company and otherwise in terms approved in advance by the Company. Unless otherwise agreed such insurance shall:

i. include insurance coverage for the Distributor's obligation to indemnify the Company in accordance with clause paragraph C.

ii. be for the benefit of the Distributor but shall name the Company as co-insured and payee.

iii. remain in effect for the initial and any subsequent term of this Agreement so long thereafter as the Distributor may continue to use any of the Trade Marks.

iv. provide that 30 days written notice be furnished to the Company prior to cancellation, or prior to any material modification or change.

B. Upon the execution of this Agreement, the Distributor shall promptly furnish the Company with a certificate evidencing that insurance has been effected in accordance with the provisions of this clause.

C. Subject to the provisions of Section 16, the Distributor agrees to defend, indemnify and hold harmless the Company and the Proprietor, including all subsidiaries, affiliates and assignees of the Company and the Proprietor against all claims, judgements, actions, debts or rights of action, of whatever kind, and all costs, including reasonable legal fees, arising out of the promotion, marketing, distribution or sale of the Products by the Distributor under this Agreement.

8. BOOKS AND RECORDS.

A. The Distributor shall keep full and correct records and accounts showing details of the Products imported, distributed, bartered and sold by it pursuant to this Agreement and otherwise containing such information as may be necessary to enable the Company to monitor compliance with this Agreement.

B. The Distributor shall throughout the continuance of this Agreement give access to its records and accounts at all reasonable times (and in any event within 48 hours of request) to the Company or any agent or accountant authorised by the Company. Such person may take extracts from or copies of any such records or accounts.

C. In the event that this Agreement is terminated for any reason the Distributor shall provide the same access to its records and accounts for a period of one year thereafter.

D. Throughout the term of this Agreement each of the Distributor and the Company agrees to provide to the other not later than forty-five (45) days after its preparation a copy of the party's most recent quarter-end financial statements (including balance sheet and profit and loss accounts).

9. REPORT AND REMITTANCE FORMS.

A. Within forty-five (45) days of the end of each Quarter the Distributor shall provide to the Company a report showing:

i. details of all sales of each of the Products made during that Quarter to include the quantities of each type of the Products sold and a breakdown of such sales by country and distribution channel together with details of the computation from gross sales to net sales;

ii. estimates of anticipated sales of each of the Products for such period as the Company may request; and

iii. details of the quantity and value of all returns of Products received during that Quarter.

B. Within ninety (90) days of the end of each Contract Year the Distributor shall provide to the Company a report showing a summary of the data set out in paragraph A for the relevant Contract Year.

C. Within ninety (90) days of the end of each Contract Year the Distributor shall provide to the Company a report showing all e-commerce sales for the relevant Contract Year.

D. The rendering of any report or the payment of any royalty shall not prejudice any right of the Company to recover any additional amount that may be found to be due in respect of royalties or otherwise and no such right shall be deemed to have been waived by the lapse of time or any act or omission on the part of the Company.

10. PACKAGING AND ADVERTISING OF PRODUCTS.

A. The Distributor shall ensure that all the Products are marked with such of the Trade Marks as may be appropriate and as prescribed in writing by the Company from time to time.

B. The Distributor will imprint irremovably, legibly and prominently on the Products and on any packaging, labeling and advertising or promotional materials used in connection therewith, or otherwise, any notice of trade marks and/or copyright together also with such designation of ownership, registration and/or licence as shall reasonably be requested by the Company including without limitation the following:

i. the symbol 9 in the upper right-hand corner next to the Trade Marks which are registered with the appropriate patent and/or trade mark body in the Territory; and

ii. the symbol (TM) in the upper right-hand corner next to the Trade Marks which are not registered with the appropriate patent and trademark body in the Territory.

C. No other marks or wording shall appear on any of the Products, packaging, labeling, advertising or promotional materials unless the Distributor first obtains the written consent of the Company PROVIDED THAT the Distributor may continue to use the Distributor's name and mark on hang tags, packaging materials and in advertising and on promotional materials in accordance with the directions of the Company.

D. The Distributor shall, at its expense, furnish to the Company;

i. at the earliest opportunity, mock ups of all matter which is proposed to be used by the Distributor containing or displaying any of the Trade Marks including, without limiting the generality of the foregoing, any label, brochure, packaging, business card, stationery, letterhead, advertisement, point-of-sale and other publicity materials, telephone or other directory entry, sign, decal and illumination ("Display Material"); and

ii. prior to release, final copies of all Display Material.

E. In the event that the Company does not raise any questions relating to the nature, quality or workmanship of such samples within twenty-eight (28) days of receipt by the Company of such samples, the samples shall be deemed satisfactory for the use pursuant to this Agreement. The Distributor's obligations hereunder shall extend to all matters made or used by its agents or sub-contractors appointed in accordance with this Agreement. Wherever possible Display Material will be based on or incorporate Display Material provided by the Company in order to ensure that the brand image projected by the Products is in conformity with the Company's world wide brand profile and image.

F. The Distributor shall not use any of the Trade Marks as part of its corporate, business or trading name.

G. The Distributor shall use the Trade Marks only in accordance with the policies and guidelines and/or instructions laid down by the Company or its agent from time to time.

11. QUALITY CONTROL.

A. The Distributor shall ensure that all uses of the Trade Marks are consistent with the high quality, character and image of the Trade Marks and shall comply with any direction reasonably made by the Company relating to the quality of the Products and/or their packaging and/or any related promotional or advertising material.

B. The Distributor shall store and transport the Products in conditions that will preserve the Products and their packaging in good condition and shall comply with any reasonable requests from the Company in such regard.

C. If requested, the Distributor shall. give all reasonable assistance in locating and recovering any defective Products and, in particular, shall comply (and procure so far as it is able that its customers comply) with any product recall procedure adopted by the Company.

12. CONFIDENTIAL INFORMATION.

A. All Confidential Information shall be used only for the performance of this Agreement and shall be kept confidential by the Distributor and shall be revealed to directors, officers, employees and agents of the Distributor only to the extent necessary to enable the Distributor to fulfil its obligations and responsibilities pursuant to this Agreement. The Distributor shall impose upon all such directors, officers, employees and agents to whom any Confidential Information is revealed obligations of confidentiality and restrictions on use in respect thereof identical to these herein contained and shall be responsible for any breach of any of such obligations by any of such directors, officers, employees or agents. This provision shall not apply to any Confidential Information which is in the public domain or to the extent to which it may be required to be disclosed by law or which is obtained by the Distributor in good faith from a third party with the right to disclose it. In the event that the Distributor is required to make any Confidential Information public as a result of the requirements of any law or regulatory authority (including any stock exchange) the Distributor will inform the Company beforehand and use its best endeavors to ensure that any such disclosure is carried out in a manner which the Company believes causes as little harm as possible to the Company's reasonable commercial interests.

B. The Company makes no warranty as to the accuracy, sufficiency and suitability for use by the Distributor of advice, information, technical assistance or know-how provided by the Company for use by the Distributor in the marketing of any Products and assumes no responsibility or liability, including liability for direct, indirect or consequential damages of any nature which arise out of or in connection with the Distributor's use thereof.

13. SUFFICIENT USE OF TRADE MARKS. In order to preserve the Company's ownership of the Trade Marks in the Territory, the Distributor will take all steps reasonably required to ensure that sufficient use of the Trade Marks is made to avoid abandonment by reason of non-use.

14. BENEFIT OF USE OF TRADE MARKS. The Distributor acknowledges that

A. all use of the Trade Marks in any form and for any class of goods or services shall accrue without cost to the Company to the benefit of the Company; and

B. except as otherwise provided in this Agreement, the Distributor has no right in any Intellectual Property Rights or any associated goodwill nor any right to use any Intellectual Property Rights.

15. RIGHTS NOT TO BE CHALLENGED.

A. The Distributor acknowledges the validity of the Intellectual Property Rights and shall not at any time during the continuance of this Agreement or thereafter directly or indirectly, by itself or through its directors, officers, employers, agents or any person in which the Distributor holds any issued share capital or controls, whether directly or indirectly, the composition of its board of directors or any of its voting power, contest or assist any other person in contesting the validity of the Intellectual Property Rights or the right, title and interest of the Company to the Intellectual Property Rights.

B. Except as provided in this Agreement, the Distributor shall not use or register whether during the continuance of this Agreement or thereafter, any business or trade name, licensor name, trade mark or labeling or packaging design which incorporates or which is substantially identical with or deceptively or confusingly similar to any of the Trade Marks or other Intellectual Property Rights.

C. The Distributor shall not supplement or interfere with or obliterate the Trade Marks applied to the Products.

D. The Distributor shall take due care not to do or cause to be done any action or thing which affects the validity of the Intellectual Property Rights or the Company's ownership thereof or which jeopardizes; the maintenance thereof, either during the continuance of this Agreement or thereafter. In the event that the validity or the maintenance of the registration of any of the Trade Marks or other Intellectual Property Rights is in jeopardy, then the Distributor, if reasonably requested by the Company, will cease distribution of such of the Products as are affected by such potential invalidity.

E. Nothing contained in this Agreement, whether express or implied, shall give to the Distributor any claim, right, title or interest in the Confidential Information, and the Distributor acknowledges and agrees that all rights in such Confidential Information belong to and are the exclusive property of the Company and that, during and after any termination of this Agreement, the Distributor will not claim any rights in or to such Confidential Information nor dispute or assist others to dispute the Company's ownership thereof.

16. INFRINGEMENTS.

A. If any suspected or actual infringement or illegal use of the Intellectual Property Rights or any wrongful use of the Confidential Information by any person in the Territory or elsewhere shall come to the attention of the Distributor, the Distributor shall immediately give notice thereof in writing to the Company. The Company shall, at its absolute discretion, take whatever action it deems appropriate at its own expense and shall have the sole conduct of any such action. If requested, the Distributor will provide such assistance as may be reasonably required in any suit or action subject to the payment by the Company of the Distributor's direct expenses in the provision of such assistance.

If the Company initiates any action respect of any such conduct, all compensation recovered whether at trial or by way of settlement shall belong entirely to the Company.

B. If the Distributor receives any notice, claim or proceedings alleging trade mark infringement, passing off, copyright infringement, patent infringement, or related causes of action arising out of the Distributor's use of the Intellectual Property Rights or the Confidential Information the Distributor shall notify the Company forthwith and shall not make any admissions or take any substantive steps in connection therewith without the prior written consent of the Company.

C. If such legal action referred to in paragraph A above relates to use by the Distributor in accordance with the terms of this Agreement then the Company shall defend or assist in the defence of such litigation, and shall bear all costs and expenses of such defence. If any damages or awards are assessed against the Distributor in such litigation and provided that the Distributor has in fact complied with the relevant terms of this Agreement they shall be satisfied and paid by the Company.

D. If such legal action referred to in paragraph A above relates to use otherwise than in accordance with the terms of this Agreement, the Company, in its sole discretion shall choose whether to defend or assist in the defence of such action. If the Company chooses not to defend or assist in the defence of such an action, the Distributor shall bear all of its own costs and expenses and shall be responsible for any awards against it or the cost of any settlement or compromise. If the Company chooses to defend or assist in the defence the Distributor shall reimburse the Company for all direct expenses incurred by the Company and for all costs and damages awarded against the Company.

17. SALES OUTSIDE THE TERRITORY.

A. The Distributor will not sell or cause or permit to be sold any Products outside the Territory, nor will the Distributor, directly or indirectly, sell or cause or permit to be sold Products in the Territory where, to its knowledge, such Products are intended for re-sale or distribution outside the Territory. In particular the Distributor shall not engage in advertising by reference to the Trade Marks aimed at any place outside the Territory or use any branch or distribution depot outside the Territory for the sale or marketing of the Products, and in the case of proposed sales over the internet will specifically state that Products are only available in the Territory. In addition, the Distributor's website shall have the capability to "mask" Product prices for anyone accessing the Distributor's website from outside the Territory. The Distributor will use its best endeavours lawfully to prevent any person from distributing or selling the Products from the Territory.

B. During this Agreement the Company shall refer all inquiries received by it relating to sales of the Products in the Territory to the Distributor. During this Agreement the Distributor shall refer to the Company all inquiries it receives for the Products for sales outside or export from the Territory.

18. SALES BY THE COMPANY IN THE TERRITORY.

A. The Company will not sell or cause or authorise to be sold in the Territory any products similar to the Products and bearing the Trade Marks.

B. Nothing contained in this Agreement shall preclude the Company from manufacturing or authorizing the manufacture of Products or other goods in the Territory for sale to the Distributor or for export.

19. SALE OF COMPETITIVE PRODUCTS. Unless specifically authorized in writing so to do by the

Company, the Distributor will not, directly or indirectly, by itself or through its directors, officers employees, agents or any person in which the Distributor holds any issued share capital or controls whether directly or indirectly the composition of its board of directors or any of its voting power, sell or distribute any products in the Territory or procure the sale or distribution of any products for sale in the Territory which are in direct competition with the Products.

20. TERMINATION.

A. The Company may (without prejudice to any other rights of termination available to it) terminate this Agreement forthwith by giving notice of termination to the Distributor in the circumstances set out in Section 6 or upon any of the following events:

i. if any sum payable to the Company or to any authorised supplier of any Products hereunder is not paid by the due date for payment;

ii. if the Distributor commits any other breach of any of its obligations hereunder and fails to remedy the same (if capable of remedy) within sixty (60) days of the date of service by the Company of a notice specifying the breach in question and requiring it to be remedied;

iii. if the Distributor is unable to pay its debts as they fall due or suspends payment of any of its debts or enters into any arrangement with creditors for the payment of any of its debts;

iv. if an administrator, receiver, manager or liquidator is appointed in respect of the Distributor or any of its assets;

v. if a winding up resolution is passed or a winding up or bankruptcy order is made in respect of the Distributor or the Distributor goes into liquidation;

vi. if any event or act occurs or is done by or in relation to the Distributor which is equivalent or analogous to any of those described in any of subparagraphs (3), (4) and (5);

vii. if the Distributor shall at any time directly or indirectly contest or assist any other licensee or person in contesting the validity of the Intellectual Property Rights or the right title and interest of the Company;

viii. if any marketing plan referred to in Section 10.13 is not agreed at the time referred to in Section 6.C;

ix. if there is any Change of Control;

B. Where the Company is entitled to terminate this Agreement under paragraph A then the Company shall as an alternative to termination have the right to amend the Agreement in all or any of the following ways:

i. by converting some or all of the rights granted under Section 4 from exclusive rights to non-exclusive rights; and/or

ii. by removing any trade marks, trade names, service marks, style names, trade

iii. dress, logos and/or other trade symbols from the definition of "Trade Marks"; and/or

iv. by removing any products from the definition of "Products"; and/or

v. by removing any country or countries or any part or parts of any country or countries from the definition of "Territory".

C. Any such amendment shall be made by means of a notice served on the Distributor and shall take effect from the date on which such notice is served or such later date as may be specified in the notice.

D. The Distributor may (without prejudice to any other rights of termination available to it) terminate this Agreement forthwith by giving notice of termination to the Company upon any of the following events:

i. if the Company commits any breach of any of its obligations hereunder and fails to remedy the same (if capable of remedy) within thirty (30) days of the date of service by the Distributor of a notice specifying the breach in question and requiring it to be remedied;

ii. if the Company is unable to pay its debts as they fall due or suspends payment of any of its debts or enters into any arrangement with creditors for the payment of any of its debts;

iii. if an administrator, receiver, manager or liquidator is appointed in respect of the Company or any of its assets;

iv. if a winding up resolution is passed or a winding up or bankruptcy order is made in respect of the Company or the Company goes into liquidation;

v. if any event or act occurs or is done by or in relation to the Company which is equivalent or analogous to any of those described in any of subparagraphs
(2), (3) or (4).

E. Any exercise by either party of any of its rights under this Section 23 shall be without prejudice to any accrued rights of either party under this Agreement.

21. RIGHTS AND OBLIGATIONS ON TERMINATION.

A. Upon the termination of this Agreement, the Distributor shall promptly return all Confidential Information together with any copies and shall not thereafter make any use of such Confidential Information except insofar as the Distributor may have been specifically released by the Company from its obligations of confidentiality hereunder.

B. The Company or its nominee may, by giving the Distributor written notice within thirty (30) days following termination of this Agreement, purchase from the Distributor any part or all of the Products not previously sold by the Distributor. The price payable for such Products (or materials) shall be the Distributor's purchase cost (including duties, taxes and delivery charges) or the net realisable market value of such Products in the Territory whichever is the lower.

C. Should the Company fail to purchase the Products pursuant to paragraph B, then notwithstanding such termination:

i. the Distributor shall have the right for a reasonable period up to but not exceeding six (6) calendar months after tennination to sell the Products manufactured or imported by it prior to termination in the Territory under the Trade Marks in accordance with the terms of this Agreement provided that the price charged for the Products shall be at least sixty-five per cent (65%) of the price prevailing immediately prior to termination;

ii. after termination of the above sell-off period the Distributor shall immediately destroy in the presence of the Company or its representative any of the Products which are not then sold;

iii. all other provisions, terms and conditions of this Agreement shall continue to apply during the period referred to in subparagraph (1) except that the Company shall be at liberty to appoint another person as the distributor of the Products or the licensee of the Trade Marks or both; and

iv. the six month period referred to in subparagraph (1) will not be extended by an event of force majeure.

D. After termination of this Agreement (but subject to paragraph C) the
Distributor:

i. shall cease using the Trade Marks and other Intellectual Property Rights in the Territory and shall not thereafter use or register any words or marks that incorporate or are substantially identical with or deceptively similar to or so closely resemble any one or more of the Trade Marks so as to be likely to cause confusion;

ii. shall execute any and all necessary documents with respect to the cancellation of the Distributor as registered user of the Trade Marks; and

iii. shall not knowingly do any act or thing that would have the effect of causing another person in the Territory to believe that the Distributor is still associated or connected with the Company.

E. Notwithstanding the termination of this Agreement:

i. the provisions of Section 15 shall not terminate but shall continue to remain in full force and effect;

ii. the Distributor shall continue to pay any royalties or other applicable payments due hereunder and shall continue to provide access to its records and accounts and furnish information and reports in accordance with provisions of Sections 6, 11 and 12;

iii. the Company and the Distributor shall continue to have rights and remedies with respect to damages and any other relief for breach of this Agreement on the part of the other occurring prior thereto; and

iv. any provisions of this Agreement necessary to enable the parties to enforce their respective rights and obligations hereunder shall remain in full force and effect.

F. Upon the expiry or termination of this Agreement for any cause whatsoever except in accordance with Section 23.A(6) the Distributor shall, if requested, supply to the Company a list of the Distributor's customers for the Products.

G. The Distributor acknowledges that no rights whatsoever are extended to it beyond the expiration or termination of this Agreement other than as provided in this Section 24 and further acknowledges that it shall not be entitled to any compensatory payment on the expiration or termination of this Agreement.

22. REPRESENTATIONS AND WARRANTIES.

A. The Company represents and warrants that:

i. it is a corporation duly incorporated and validly existing under the laws of The Netherlands;

ii. it has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

iii. it is the owner of the Trade Marks.

B. The Company at its sole discretion may, upon written notice to the Distributor, add or remove any trade marks to or from Exhibit 3.

C. The Company does not warrant that the Trade Marks may safely be used as a trade mark or business name in the Territory.

D. The Distributor represents and warrants that:

i. it is a corporation duly incorporated and validly existing under the laws of the State of Nevada;

ii. it has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

iii. its board of directors has taken all action required by the law of its jurisdiction of incorporation, its articles of incorporation, by-laws or similar constituent documents or otherwise to authorize execution of this Agreement and the consummation of the transactions contemplated hereby;

iv. this Agreement is a valid and binding agreement by it and enforceable against it in accordance with its terms;

v. neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will violate any statute or law or any judgement, decree, order, regulation or rule of any court or governmental agency or authority in the Territory; and

vi. except for any required approvals of governmental agencies or authorities which it will use its best efforts to obtain, no consent of any person is necessary to the consummation of transactions contemplated hereby. In the event that any required consents are not obtained or are given on terms not acceptable to the Company, the Company shall be entitled upon receipt of knowledge thereof forthwith to terminate this Agreement.

23. AGENCY RELATIONSHIP. Except as otherwise provided herein, nothing in this Agreement shall render one party the agent of the other in relation to any rights or obligations granted under this Agreement or any transaction carried on pursuant to it, and under no circumstances shall either party pledge or attempt to pledge the credit of the other or incur any credit on behalf of the other.

24. NOTICES.

A. Any notice served by one party upon the other shall be in writing in the English language and shall be delivered personally (including by courier) or be sent by facsimile. Such notice or document shall be deemed to have been received in the case of personal delivery when delivered or, if sent by facsimile, on the day following that on which the facsimile was sent, provided that the party serving such notice shall send a copy by registered air mail within two (2) days after sending the notice.

B. Such notice shall be addressed as follows (or at such other place designated in writing by the relevant party);

If to the Company:

Gaastra International Sportswear B. V.
Plesmanstraat 1, NL-3 83 3
LA Leusden, The Netherlands

Attention: Ado Huisman
Telephone: 0113133 432 00 55
Facsimile: 011 3133 433 22 80

If to the Distributor:
XDOGS.COM, INC.
527 Marquette Avenue South, Suite 2 100
Minneapolis, Minnesota 55402

Attention: Kent Rodriguez
Telephone: (612) 359-4006
Facsimile: (612) 359-9017

25. ASSIGNMENT.

A. The Company may assign any of its rights or delegate any of its duties arising out of or under this Agreement.

B. The Distributor may not assign any of its rights or delegate any of its duties arising out of or under this Agreement without the prior written consent of the Company which consent may be withheld by the Company in its absolute discretion.

C. Should ownership of the Trade Marks be assigned by the Company then, upon such assignment, the Company shall assign all of its rights and delegate all of its duties under this Agreement to the assignee of the Trade Marks and the Distributor shall, with effect from the date of such assignment, release and discharge the Company from all claims and demands whatsoever in respect of this Agreement relating to the period after the date of the assignment and shall, from the date of such assignment, accept the assignee as the owner of the Trade Marks.

D. On the request of the Company, the Distributor will execute, acknowledge and deliver all such documents, deeds, agreements or other instruments as may be requested by the Company to give effect to paragraph D.

26. LEGAL AND ETHICAL REQUIREMENTS.

A. The Distributor shall at its own expense ensure that all local and national laws, rules, regulations and other requirements and codes of practice applicable in the Territory and all policies and ethical and other standards from time to time specified by the Company in respect of the treatment of any persons involved in the sale of any Products hereunder or otherwise in respect of any human rights or other issues are complied with in relation to all activities of the Distributor and/or its authorised subcontractors under this Agreement.

B. The Distributor shall ensure that adequate records are maintained to demonstrate compliance with the obligations contained in paragraph A and shall as and when requested by the Company:

i. furnish or cause to be furnished to the Company such proof of compliance with the obligations contained in paragraph A as the Company may require;

ii. permit the Company or procure the Company to be permitted to undertake such inspection of any activities of the Distributor as the Company may require;

iii. permit the Company or procure the Company to be permitted to inspect any records required to be maintained under this paragraph B and to take copies thereof.

C. In the event of a Change in Control the Distributor shall immediately notify the Company in writing giving full particulars of such Change of Control.

27. LOCAL LAW COMPLIANCE.

A. The Distributor shall at its own expense comply with all relevant legislation and other requirements of the Territory in connection with its activities under this Agreement The Distributor shall furnish proof of such compliance to the Company when and if the Company requires.

B. As soon as possible after the execution of this Agreement the Company and the Distributor shall if requested by the Company, at the expense of the Distributor, execute such further documents as may be necessary to make and make joint application to record for the registration of the Distributor as a registered or permitted user of the Trade Marks in respect of such of the Trade Marks as are registered or as become registered to the extent provided by the law of the Territory.

C. The Distributor shall obtain any consents, licences and approvals and comply with any formalities required for the performance of this Agreement and payment of royalties. In the event that the Distributor is unable to obtain any such consent, licence or approval within three (3) months of the date of signature of this Agreement the Company shall have the right to terminate this Agreement by giving thirty (30) days notice in writing to the Distributor.

28. GOVERNING LAW.

A. The formation, construction, validity and performance of this Agreement shall be governed in accordance with the laws of the Netherlands.

B. The parties irrevocably submit to the exclusive jurisdiction of the courts of the Netherlands. Such submission shall not limit the right of the Company to commence any proceedings arising out of this Agreement in any jurisdiction it may consider appropriate.

C. The Distributor waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

29. ARBITRATION.

A. In case of any controversy, claim or dispute arising out of or relating to this Agreement or the breach thereof, the parties shall meet and exert their best efforts to find an amicable settlement.

B. Failing agreement within a period of thirty (30) days from the date on which either party with reference to this Section 32 requests an amicable settlement, the matter shall be settled by arbitration adjudicated under English Law, conducted in English and held in London, England in accordance with Rules of Conciliation and Arbitration of the International Chamber of Commerce.

C. The Arbitration Board shall consist of three members. Each of the parties shall appoint one arbitrator and two so nominated shall in turn choose a third. If the chosen arbitrators cannot agree on the choice of a third arbitrator, such arbitrator shall be appointed by the Court of Arbitration of the International Chamber of Commerce.

D. The arbitration shall be conducted in accordance with the Rules of the International Chamber of Commerce and it is agreed that the decision shall be definite and there shall be no appeal to the Courts from the decision of the arbitrators.

E. Either party shall be entitled to have any arbitration award made an order of Court.

F. The obligation herein to arbitrate shall not be binding upon either party with respect to requests for temporary restraining orders, preliminary injunctions or other procedures (or their functional equivalent) in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to (a) preserve the status quo or prevent irreparable in any pending resolution by arbitration of the actual dispute between the Parties or (b) to j order specific performance.

30. FORCE MAJEURE

A. Neither party shall be liable for delay or failure in the performance of this Agreement arising from any one or more of the following causes which shall forthwith be notified to the other upon such delay or failure:

i. act of God or public enemy or war (declared or undeclared);

ii. acts of persons engaged in subversive activities or sabotage;

iii. fires, floods, explosions or other catastrophes;

iv. epidemics or quarantine restrictions;

v. strikes, similar labor disruptions or public demonstrations and unrest;

vi. freight embargoes;

vii. unusually severe weather;

viii. delays of a supplier of either party due to any of the above causes or events;

ix. any other causes, similar or dissimilar, beyond the reasonable control of the party; or

x. (in the case of the Distributor) a failure by the Company to meet agreed delivery dates for products.

B. PROVIDED THAT in any case due diligence is exercised to cure such causes and resume performance and the time for performance by such party shall be extended by a period of any such delay.

C. If one or more causes of force majeure are asserted by either party as a basis for nonperformance of this Agreement and such non performance continues for a consecutive period of ninety (90) days the other party shall have the right to terminate this Agreement forthwith by giving written notice to that effect.

31. WHOLE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with regard to its subject matter and supersedes an prior agreements whether written or oral.

32. AGREEMENT SEVERABLE. This Agreement is severable and if any provision shall be held invalid, illegal or unenforceable, in whole or in part in any jurisdiction (including both by reason of the provisions of any legislation and also by reason of any decision of any court or authority having jurisdiction over the parties in the Territory), then that provision shall be severed in the jurisdiction in question and such invalidity, illegality or unenforceability shall not in any way whatsoever prejudice or affect the validity or enforceability of the remainder. To the extent legally permissible, an arrangement which reflects the original intent of the parties shall be substituted for such invalid or unenforceable provision provided always that if the reasonable opinion of either party any such severance materially affects the commercial basis of this Agreement and no agreement can be reached by the parties as to the means by which such matters can be resolved, such party shall have the right to terminate this Agreement with immediate effect upon giving 90 days written notice to the other containing the reason(s) why the commercial basis has been materially affected.

33. AGREEMENT TO COOPERATE. Each party hereto, upon the reasonable request of the other, will execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such further documents, deeds, assignments, licenses, transfers or conveyances as may be required both to satisfy the requisites of the law of the Territory and to give full effect to the terms and conditions of this Agreement.

34. WAIVER AND VARIATION. A provision of or a right created under this Agreement may not be waived or varied except in writing signed by a duly authorised representative of the party or parties to be bound. No delay or failure of either party in exercising or enforcing any of its rights or remedies shall operate as a waiver thereof nor shall any partial exercise of such right or remedy preclude any other or further exercise of such right.

35. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, by the actions of their authorized representatives, have executed this Agreement, including the attached Schedules, as of the date first mentioned above.

THE DISTRIBUTOR

/s/ KENT A. RODRIGUEZ

XDOGS.COM
Kent A. Rodriguez
Its President and Chief Executive Officer


The Company

/s/ ADO HUISMKI

Gaastra International Sportswear B. V.
Ado Huismki
Its President and Chief Executive Officer

                                    EXHIBIT I
                                    PRODUCTS

                        DIVISION IN GROUPS AND SUB-GROUPS

                            (See attached price-list)

                                    EXHIBIT 2

                                    TERRITORY

            United States of America, its territories and possessions
                       (not including the Caribbean basin)
                                     Mexico
            Canada - A temporary right subject to the employment of a
         dedicated sales representative with first right of refusal for the Distributor should a third party apply for the disbutorship of the entire Canadian market

                                    EXHIBIT 3

                                   Trademarks



FY 2001 (Apr 100-Mar '01)

% of
Q1
Q
Q3
Q4
Total
Sales

Wholesale
-
75.000
75.000
90,0%
Internet (identified)
-
-
-
8.332
8.332
10,0%
Total Sales
-
-
-
83.332
83.332
100,0%
COGS
40.000
40.000
48,0%
Duty
-
-
-
10.000

10.000
12,0%
Total Cost of Sales
-
-
-
50.000
50.000
60,0%
Gross Margin
-
-
-
33.333
33.333
40,0%
% of Sales
40,0%


FY 2002 (APR'01-MAR'02)

                                                                                  % OF
                               Q1      Q2         Q3         Q4       TOTAL       SALES

Wholesale                     55.000 100.000    225.000    260.000   640.000       82,8%
Internet (identified)         24.832  35.000     33.500     40.000   133.332       17,2%
TOTAL SALES                   79.832 135.000    258.500    300.000   773.332      100,0%
COGS                          34.950  60.500    122.550    142.000   360.000       46,6%
Duty                           8.737  15.125     30.638     35.500    90.000       11,6%
TOTAL COST OF SALES           43.687  75.625    153.188    177.500   450.000       58,2%
Gross Margin                  36.145  59.375    105.313    122.500   323.333       41,8%
% of Sales                      45,3%   44,0%      40,7%      40,8%

FY 2003 (APR '02-MAR '03)

                                                                                % OF
                             Q1      Q2         Q3        Q4       TOTAL       SALES

Wholesale                   200.000 250.000   400.100   526.100 1.376.200      78,7%
Internet (identified)        58.000  40.000   125.000   150.000   373.000      21,3%
Total Sales                 258.000 290.000   525.100   676.100 1.749.200     100,0%
COGS                        117.400 137.000   237.550   308.050   800.000      45,7%
Duty                         29.350  34.250    59.388    77.013   200.000      11,4%
Total Cost of Sales         146.750 171.250   296.938   385.063 1.000.000      57,2%
Gross Margin                111.250 118.750   228.163   291.038   749.200      42,8%
% of Sales                     43,1%   40,9%     43,5%     43,0%

FY 2004 (APR '03-MAR 104)

                                                                                               % of
                              Q1             Q2         Q3           Q4         Total          Sales

Wholesale                   360.000       290.000     850.000    1.500.000    3.000.000        75,0%
Internet (identified)       300.000       200.000     150.000      350.000    1.000.000        25,0%
Total Sales                 660.000       490.000   1.000.000    1.850.000    4.000.000       100,0%
COGS                        270.000       205.000     470.000      855.000    2.100.000        52,5%
Duty                         67.500        51.250     117.500      213.750      525.000        13,1%
Total Cost of Sales         337.500       256.250     587.500    1.068.750    2.250.000        56,3%
Gross Margin                322.500       233.750     412.500      781.250    1.750.000        43,8%
% of Sales                     48,9%         47,7%       41,3%        42,2%

FY 2005 (APR '03-MAR'04)

                                                                                               % of
                              Q1             Q2         Q3           Q4         Total          Sales

Wholesale                   700.000       600.000   1.700.000    2.110.000    5.110.000        70,4%
Internet (identified)       600.000       450.000     400.000      700.000    2.150.000        29,6%
Total Sales               1.300.000     1.050.000   2.100.000    2.810.000    7.260.000       100,0%
COGS                        530.000       435.000     970.000    1.265.006    3.200.000        44,1%
Duty                        132.500       108.750     242.500      316.250      800.000        11,0%
Total Cost of Sales         662.500       543.750   1.212.500    1.581.250    4.000.000        55,1%
Gross Margin                637.500       506.250     887.500    1.228.750    3.260.000        44,9%
% of Sales                     49,0%         48,2%       42,3%        43,7%

                                    EXHIBIT 5
                                     Prices
                            (See attached pricelist)

PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                                                    COUNTRY        EXPORT-PRICE
NUMBER                            DESCRIPTION                SIZE           OF ORIGIN
                   IN DFFL

1JACKETS, UNISEX

PRO GAASTRA AIR
402,101                           Armstrong     XS-XXL                      V.R. China
                  fl              193,00
402,102                           Lapaz         XS-XXL               fl         165,00
402,103                           Highwood      XS-XXL
                  fl              185,50
PRO GAASTRA AIR LIGHT

402,104                           Boris         XS-XXL    V.R. China                fl
                  128,00
402,105                           Michigan      XS-XXL               fl         124,50
402,106                           Dodge         XS-XXL               fl         130,50
402,107                           Arcadia       XS-XXL               fl         133,50
402,108                           Donegal       XS-XXL               fl         126,25
402,109                           Elvis         XS-XXL               fl         147,50
402,110                           Richmond      XS-XXL
                  fl              158,00
402,111                           Sta r         XS-XXL               fl         118,50
402,112                           Kirkland      XS-XXL               fl         131,75

HEAVY RIBSTOP
402,113                           Ferry         XS-XXL    V.R. China                fI
                  144,50
402,114                           Rupert        XS-XXL               fl              133,25
NYLON KEVLAR

402,115                           Bono          XS-XXL    Turkey     fl          167,75
402,116                           Bertil        XS-XXL    "          fl          135,50
402,117                           Piedro        XS-XXL    "          fl          114,50
PUTK 3
402,118                           Delta         XS-XXL    V.R. China                fI
                  141,50
402,119                           Easter        XS-XXL    "          fl          110,00
402,120                           Hartford      XS-XXL    "          fl          130,50
402,121                           Morgan        XS-XXL    "          fl          127,50

OXFORD NYLON

402,122                           Leroy         XS-XXL    V.R. China fl        123,25
402,123                           Braga         XS-XXL               fl        103,25

402,124                           Ferdi         XS-XXL                f1         85,25
402,125                           Sammy         XS-XXL                fl         86,25
402,126                           Reef          XS-XXL                fl         93,50
402,127                           Alfa          XS-XXL    "           fl        100,25
402,128                           Lester        XS-XXL                fl        103,25
402,129                           Miles         XS-XXL                fl        107,75
402,130                           Dion          XS-XXL                fl        108,50

NYLON RIBSTOP DOWN
402,131                           Delton        XS-XXL    V.R. China  fl
                  90,50

402,132                           Ronin         XS-XXL    "           fl         64,25

402,133                           Norwalk       XS-XXL                fl        100,50
ICOTTON RIBSTOP                                                                  I
402,134                           Mack          XS-XXL    Turkey      fl        111,25

402,135                           Lean          XS-XXL    "           fl        120,00

                     PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                                                    COUNTRY            EXPORT-PRICE
NUMBER                            DESCRIPTION                SIZE               OF ORIGIN
                   IN DFFL

I                                                                 - .1
JACKETS UNISEX (CONTINUATION)

I COTTON CANVAS

402,136                           Elmar         XS-XXL    Turkey      fl         163,25
402,137                           Dennis        XS-XXL    "           fl         119,00

IWOOL

402,138                           Oswin         XS-XXL    Turkey      fl         182,50
402,139                           Brad          XS-XXL                fl         182,50

FSKI -PANTS UNISEX
PRO GAASTRA AIR LIGHT
402,901                           Wessel        XS-XXL    V.R. China  fl         111,50
402,903                           Ferdinand     XS-XXL    "           fl          80,25
PUTK 3
402,905                           James         XS-XXL    V.R. China  fl          76,00
IFLEECE UNISEX
ITHREE-LAYER

402,301                           Terrence      XS-XXL    V.R. China  fl
                  118,50
402,302                           Milford       XS-XXL    "           fl         120,00
402,303                           Ellsworth     XS-XXL    "           fl         117,00
ITWO-1 AYER


402,328                           Trento        XS-XXL    V.R. China  fl
                  113,50
402,329                           Torino        XS-XXL                fl      101,00

I MICRO-FLEECE
402,304                           Powell        XS-XXL     V.R. China fl
                  63,50
402,305                           Prospect      XS-XXL     "          fl       64,50
402,306                           Ogden         XS-XXL     "          fl       65,00
BASIC POLAR FLEECE

402,307                           Flair         XS-XXL     V.R. China fl       58,00
402,308                           Flag          XS-XXL     "          fl       58,00
402,309                           Mega          XS-XXL     "          fl       63,00
402,312                           Fountain      XS-XXL     "          fl       62,00
402,313                           Casco         XS-XXL     "          fl      111,00
402,314                           Morris        XS-XXL                fl       57,00
402,315                           Freesoil      XS-XXL                fl       62,00

ITEDDY MELANGE
402,317                           Hobart extra  XS-XXL     V.R. China fl      120,00
402,318                           Hobart        XS-XXL                fl       73,00
402,319                           Downers       XS-XXL                fl       57,00

402,320                           Weldon        XS-XXL                fl       75,00

 . 402,321                         Stitzer       XS-XXL     "          fl       67,50
PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                                                    COUNTRY            EXPORT-PRICE
NUMBER                            DESCRIPTION                SIZE               OF ORIGIN

IFLEECE UNISEX (CONTINUATION)                                       I

ICURLY FLEECE

402,322                           Hinsdale      XS-XXL     V.R. China fl
402,323                           Byron         XS-XXL                fl
402,324                           Keating       XS-XXL                fl
402,325                           Sidell        XS-XXL     "          fl

ISINGLE SIDED                                                                     I

402,326                           Bingham       XS-XXL     V.R. China fl      99,50
402,327                           Joram         XS-XXL     "          fl      89,00

PULLOVERS UNISEX                                                                  I

170% WOOL, 30% ACRYLIC

402,401                           Henning       XS-XXL     V.R. China fl      87,00
402,402                           Curt          XS-XXL     "          fl      90,00


402,403                           Redkey        XS-XXL     "         fl      98,00
402,404                           Rafael        XS-XXL     "         fl      93,50
402,405                           Rawson        XS-XXL               fl      88,50
402,406                           Montfort      XS-XXL               fl      65,50
402,407                           Penfield      XS-XXL               fl      62,50


150% WOOL, 40% ACRYLIC, 10% VISCOSE

402,409                           Ludo          XS-XXL   Italy       fl      68,50
402,410                           Gino          XS-XXL               fl      72,25
402,411                           Marcel        XS-XXL               fl      68,50
402,412                           Luke          XS-XXL               fl      76,00

130% WOOL, 70% ACRYLIC                                                       I

402,413                           Davy          XS-XXI-  Italy       fl      67,50
402,414                           Enrique       XS-XXI-              fI      63,50
402,415                           Miquel        XS-XXL               fI      63,50
402,416                           Vinnie        XS-XXL               fI       6950

                                                                            I
JSWEATWOOL

402,417                           Eric          XS-XXL    Italy      fl      80,50
402,418                           Bert          XS-XXL    It         fl      97,00
402,419                           Stein         XS-XXL               fl     103,00
402,420                           Max           XS-XXL               fl      76,50

I COTTON MIX                                                                I

401,421                           Kettle        XS-XXL    Italy      fl      54,00
402,422                           Simpson       XS-XXL    It         fl      70,50
401,423                           Stanly        XS-XXL    It         fl      64,75


PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                    COUNTRY           EXPORT-PRICE
NUMBER DESCRIPTION         SIZE                 of ORIGIN                In DFL.

JKNITWEAR UNISEX
PIQUE 100% COTTON
402,424 Andreas                                 XS-XXL      Portugal   fl    34,25
PIQUE MOULINE

402,425                    Rossvile             XS-XXL      Portugal
402,426                    Nelson               XS-XXL
402,427                    Marengo              XS-XXL
JBICOLOUR
402,428                    Foster               XS-XXL      Portugal   fl    56,00
402,429                    Scottville           XS-XXL                 fl    64,25
402,430                    Hayfield             XS-XXL                 fl    56,00
402,431                    Manton               XS-XXL                 fl    58,25



JFANCYJERSEY
402,432                    Woodson        XS-XXL          Portugal    fl     42,75
402,433                    Goodman        XS-XXL                      fl     45,75
402,434                    Jordan         XS-XXL                      fl     47,25
JHEAVYJERSEY
402,435                    Parker         XS-XXL          Portugal    f1     46,50
402,436                    Gardner        XS-XXL                      f1     57,50
402,437                    Jackson        XS-XXL
1-SIDE BRUSHED

402,438                    Brookston      XS-XXL                           Portugal
402,439                    Clyman         XS-XXL
402,440                    Adarnsville    XS-XXL
402,441                    Chaplin        XS-XXL
402,442                    Alden          XS-XXL

ISHIRTS UNISEX
IWALES RIB
402,201                    Lambert        XS-XXL          Turkey      fl     38,50
RODRIGO GABERDINE
402,202                    Wallington     XS-XXL          Turkey      fl     37,25
1POPLIN
402,203                    Elroy          XS-XXL          Turkey      fl     40,50
CANVAS GOODY

402,204                    Tigo           XS-XXL          Turkey      fl     41,25
IDENIM
402,205                    Larson         XS-XXL          Turkey      fl     39,75
INEW TWILL
402,209                    Peterson       XS-XXL          Turkey      fl     43,50



CHECKS & BLOCKS                                                       -I
402,206                     Claus         XS-XXL          Turkey      ff     39,50
402,207                     Martin        XS-XXL          "           fl     39,50

402,208 Duvall                            XS-XXL          "           fl     48,00

PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                                                    COUNTRY        EXPORT-PRICE
NUMBER                            DESCRIPTION                SIZE           OF ORIGIN
                 In DFFL

I PANTS CASUAL UNISEX

COTTON CANVAS
402,906                      Aldan        XS-XXL         Turkey      fl      54,00
402,907                      Kane         XS-XXL         "           fl      62,00
IWEST GABERDINE
402,908                      Bennoit      XS-XXL         Turkey      fl      56,50
402,909                      Winston      XS-XXL         "           fl      51,50
ICOATED POPLIN
402,910                      Keith        XS-XXL         Turkey      fl      66,00
402,911                      Sutherland   XS-XXL         "           fl      66,00

PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                                    COUNTRY       EXPORT-PRICE
NUMBER                       DESCRIPTION     SIZE         OF ORIGIN        IN DFL.1

IWOMENS JACKETS
PRO GAASTRA AIR LIGHT
402,150 Shelby WW's                         S-XL         V.R. China fl       111,50

402,151                      Beckey WW's                 S-XL       fi       110,50
402,152                      Cindy WW's                  S-XL       fl       122,00

IMICRO NYLON
402,153                                                                    Evie WW's

402,154                                                                    Emma WW's

S-XL                                                                      V.R. China
                 fl
S-XL

                                                                             110,75
                                                                          fi 137,00
OXFORD NYLON                                                                      I

402,155                      Reef WW's       S-XL         V.R. China fi
                 85,25
402,156                      Stafford WW's   S-XL         "        fl         88,25

NYLON RIBSTOP DOWN
402,157                                                                   Jesse WW's

402,158                                                                    Judy WW's

S-XL

11

                                             S-XL         V.R. China fi       87,00
                                                                     fl       60,00
IWOOL                                                                            I

402,159                                                                 Linday WW's
402,160                                                                   Mara WW's

S-XL

S-XL                                                                     V.R. China
                 fl          163,00
                             fl                                              169,00

MOMENS SKI PANTS
PRO GAASTRA AIR LIGHT

402,920                                                                                   Didi WW's

402,92:1                                                                                 Raoul WW's

S-XL                                                                                     V.R. China
                  fl       62,00
S-XL                                                                                              "
                  fi       73,50

IWOMENS FLEECE
ITHREE-LAYER

402,330                                 Catlin WW's   S-XL     V.R. China   fl                94,50
402,33-1                                Katy WW's     S-XL     if           fl                93,50
MICRO-FLEECE                                                                                      1
402,332                                 Brook WW's    S-XL     V.R. China   fl                53,00
402,333                                 Nina WW's     S-XL                  fl                44,50
402,334                                 Omena WW's    S-XL                  fl                56,00

I BASIC POLAR FLEECE                                                                              I

402,335                                 Siren WW's             S-XL V.R. China                   fl
                           50,50
402,336                                 Trixie WW's            S-XL                              fl
                           52,50
402,337                                 Silvie WW's            S-XL                              fl
                           52,50
ITEDDY MELANGE                                                                                    I

402,338                                                                               Christie WW's
402,339                                                                                    Lia WW's

ICU RLY FLEECE

402.340                                 Silvana WW's           S-XL V.R. China                   fl
                           66,00

S-XL

11

S-XL                                                                                    V.R. China
                   fl      54,50
                   fl                                                                        60,00


402,341                                 Carolton WW's SAL      "            fl               64,00
ISINGLE SIDED                                                                                    1
402,342                                 Margit WW's   SAL      V.R. China   fl               85,50

                     PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                         COUNTRY        EXPORT-PRICE
NUMBER DESCRIPTION                SIZE           OF ORIGIN          IN DFFL

WOMENS PULLOVERS

170% WOOL, 30% ACRYLIC                                                   ::1
402,450                         Maret WW's       S-XL   V.R. China  fl    60,50
402,451                         Cora WW's        S-XL   "           fl    56,00
402,452                         Jewel WW's       S-XL   "           fl    70,50
402,453                         Jana WW's        S-XL   "           fl    65,50
150% WOOL, 40% ACRYLIC, 10% VISC
402,454                         Maria WWs        S-XL   Italy       fl    67,50
1SWEATWOOL
402,456                         Barbera WWs      S-XL   Italy       fl    70,00
IWOMENS KNITWEAR
PIQUE 100% COTTON
402,457                         Claudy WW's      S-XL   Portugal    fl    43,50
402,458                         Mindy WW's       S-XL               fl    33,00
1131-COLOUR
402,459                         Diana WW's       S-XL   Portugal    fl    46,50
11-SIDE BRUSHED

402,460                         Deborah WW's                              S-XL
                  Portugal
402,461                         Francis WW's     S-XL
402,462                         Sharon WW's      S-XL
402,463                         Charfeen WW's                             S-XL
                  It
402,464                         Caran WW's       S-XL

WOMENS, SHIRTS
IWALES RIB
402,210                         Honora WW's             S-XL       Turkey   fl
                   38,50
CANVAS GOODY
402,211                         Estella WW's            S-XL       Turkey   fl
                   39,50
IWOMENS, CASUAL PANTS
COTTON CANVAS -
402,922                         Tracy WW's     S-XL     Turkey     fl     6,00
ICOATED POPLIN

402,923                         Deloris WW's            S-XL       Turkey   fl
                   59,00


PRICELIST GAASTRA FALL WINTER 2000/2001

EA                                 LE             COUNTRY        EXPORT-PRICE
NUMBER DESCRIPTION                 SIZE         of ORIGIN             In DFL.

JUNIOR JACKETS
PRO GAASTRA AIR LIGHT
402,170                     Dylan jr.     116-176    V.R. China                    fl
                 112,75
402,171                     Lionel jr.    116-176                fl            106,75
PUTK 3
402,172                     Jake jr.      116-176    V.R. China                    fl
                 87,50
OXFORD NYLON
402,173                     Reef Jr.
402,174                     Alfa jr.

402,175                                                           Braga jr.

                                          116-176  V.R. China             fl    75,50
                                          116-176  "             fl    83,50
                                          116-176  "             fl    79,00
NYLON RIBSTOP DOWN
402,176 Delton jr.                        116-176  V.R. China             fl    65,50
ICOTTON RIBSTOP                                                            1
402,177 Kyle jr.                          116-176    Turkey               fl    75,00
ITASLAN                                                                    1
402,178 Vincentjr.                        116-176  V.R. China

IJUNIOR SKI PANTS
I PRO GAASTRA AIR LIGHT

402,930                     Raoul jr.     116-176    V.R. China                    fl
                  68,00
402,93:1                    Rowan jr.     116-176    "         fl               83,50

PUTK 3                                                                              1
402,932                     Kimbel jr.    116-176    to        fl               54,00

IJUNIOR FLEECE                                                                      I

I BASIC POLAR FLEECE

402,350                     Quinten jr.   116-176    V.R. China                    fl
                  48,00
402,351                     Flagjr.       116-176    "         fl               48,00
402,352                     Hastings jr.  116-176    "         fl               49,50
402,353                     Covertjr.     116-176    "         fl               49,75
402,354                     Mega jr.      116-176    "         fl               50,75

ITEDDY MELANGE
402,355 Riverton jr.

402,356                                                                     Clovisjr.

116-176                                      V.R. China      fl                 55,00
116-176                                      "       fl     53,50

CURLY FLEECE
402,357 Seneca jr.

402,358                                                                 Odin Jr.

116-176                                                               V.R. China
                        fl      60,00
116-176                                                                       "
                        fl      52,50

IJUNIOR PULLOVERS
170% WOOL, 30% ACRYLIC



402,470                   Hornerjr.         116-176    V.R. China fl      57,50
402,471                   Simcoejr.         116-176    "          fl      57,50
402,472                   Grantjr.          116-176    "          fl      60,50
402,473                   Fabiojr.          116-176    "          fl      69,00

PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                                  COUNTRY     EXPORT-PRICE
NUMBER DESCRIPTION                       SIZE           of ORIGIN       In DFL.1

IJUNIOR KNITWEAR                                                ---7

PIQUE 100% COTTON                                                 -1
402,474                   Andreas jr.       116-176   Portugal    fl       27,75
JHEAVYJERSEY
402,475                   Parkerjr.         116-176   Portugal    fl       34,50
402,480                   Carlo jr.         116-176
I-SIDE BRUSHED
402,476                   Panama jr.        116-176   Portugal
402,477                   Hayfield jr.      116-176   It
402,478                   Brookston jr.     116-176
402,479                   Clooneyjr.        116-176
IJUNIOR SHIRTS
IWALES RIB
402,220                   Lambertjr.        116-176   Turkey      fi       34,75
JUNIOR CASUAL PANTS
1COTTON CANVAS
402,932                   Kane jr.          116-176   Turkey      fl       45,50
IWEST GABERDINE
402,933                   Winston jr.       116-176   Turkey      fl       47,75
ICOATED POPLIN

402,934                   Keith jr.         116-176   Turkey      fl       54,75


PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                                        COUNTRY             EXPORT-PRICE
NUMBER                    DESCRIPTION           SIZE                OF ORIGIN
           IN DFL.1

UNISEX ACCESSORIES                                                     I

BAGS & TRAVELGEAR

402,801                   Montreal, big bag       -      V.R. China   fl  44,25
402,802                  Sandiego, backpack       -      If           f1  22,75
402,803                Nigel, asymmetrical ba     -      of           f1  29,00
402,805                  Passadena,backpack       -      It           fl  24,25
402,806                  Monterey, backpack       -      of           f1  18,75
402,807                   Carmel, backpack        -      it           fl  27,50
402,808                     Spurn, wallet         -      It           f1  6,75
ISCARFS                                                                   I
402,809               Sander, basic polar flei 1 size    V.R. China   fl  14,25
402,810                  Derek, teddy fleece   1 size                 fl  13,50
IGLOVES
402,811                Duko, gloves basic flee 1 size    V.R. China   f1  9,00
402,812               Michel, gloves 2-face fl 1 size    If           f1  11,25
402,813               Dwight. gloves basic flE 1 size    It           fl  8,25
CAPS & HATS
402,814               Paul, hat basic polar fl(1 size    V.R. China   fl  10,00
402,816                Arno, hat curly fleece  1 size                 fl  15,75
402,817                Yvar, hat teddy fleece  1 size                 fl  14,50
402,818                Daniel, cap basic polar 1 size                 fl  8,25
402,819                Peterhead, cap cotton - 1 size                 fl  8,25
402,820                Falko, fisherman hat w  1 size                 fl  11,00
402,821                Mika, fisherman hat cc- 1 size                 f1  8,50


PRICELIST GAASTRA FALL WINTER 2000/2001

ARTICLE                          COUNTRY       EXPORT-PRICE
NUMBER DESCRIPTION               SIZE            of ORIGIN           In DFL.1

IWOMENS ACCESSORIES                                                          I

IGLOVES & MITTENS
402,830                Sandra, mittens basic 1    1 size   V.R. China         fl
             11,25
402,832                Iris, gloves polar fleece  1 size           "           f
             9,00
CAPS & HATS
402,831                Goldie, hat basic polar    1 size   V.R. China         fl
             10,00
402,833                Mona, hat basic polar f    1 size           "          fl
             11,75
IJUNIOR ACCESSORIES
SCARFS
402,840                Yannik, teddy fleece       1 size   V.R. China         fl
             10,25
402,844                Sander, basic polar fle(   I size           "          fl
             12,50

IGLOVES & MITTENS
402,841                Xavier, mittens basic 5    1 size   V.R. China         fl
             11,00
402,842                Dwight, gloves basic flE   1 size           "          fl
             9,25
CAPS & HATS

402,843                Marc, hat basic polar fl   1 size   V.R. China         fl
             11,00
402,845                Percy, hat basic polar f   1 size           "          fl
             12,00
             Ivan, hat teddy fleece               1 size           fl      11,75
402,847                Daniel, cap basic polar    1 size                      fl
             8,25
402,848                Peterhead, cap cotton      1 size                      fl
             8,25
402,849                Olaf, cap wool  1 size                      fl      13,75



PRICELIST GAASTRA FALL WINTER 2000/2001

ARTiCLE                                           COUNTRY           EXPORT-PRICE
NUMBER                    DESCRIPTION                SIZE              of ORIGIN
             In DFL

I UNISEX SHOES

402,010                   Ayr            36-46   Portugal fl             70,00
402,011                   Gary           36-46            fl             65,00
402,012                   Weymouth       36-46            fl             65,00
402,013                   Windermere     36-46            fl             75,00
402,014                   Ryan           36-46            fl             72,00
402,015                   Plymouth       36-46            fl             78,00
402,016                   Shannon        36-46            fl             66,00
402,017                   Kielder        36-46            fl             70,00
402,018                   Mercey         36-46            fl             60,00
402,019                   Cairn          36-46            fl             69,00
402,020                   Coniston       36-46            fl             97,50
402,021                   Solway         36-46            fl             72,00

WOMENS SHOES

402,030                   Katrine WW's       36-41        Portugal          fl
              63,00

402,031                   Clyde WW's         36-41        fl             64,00